                                                                      EXHIBIT 24
                                                                      ----------


     UNION PACIFIC RAILROAD COMPANY AND CONSOLIDATED SUBSIDIARY COMPANIES


                              Powers of Attorney


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ PHILIP F. ANSCHUTZ
                                 ---------------------------
                                    Philip F. Anschutz


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ ROBERT P. BAUMAN
                                 ---------------------------
                                    Robert P. Bauman


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ RICHARD B. CHENEY
                                 ---------------------------
                                    Richard B. Cheney


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ E. VIRGIL CONWAY
                                 ---------------------------
                                     E. Virgil Conway

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ JERRY R. DAVIS
                                 ----------------------------
                                    Jerry R. Davis


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ THOMAS J. DONOHUE
                                 ----------------------------
                                     Thomas J. Donohue


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ SPENCER F. ECCLES
                                 ---------------------------
                                    Spencer F. Eccles


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ IVOR J. EVANS
                                 ---------------------------
                                    Ivor J. Evans

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ ELBRIDGE T. GERRY, JR.
                                 ---------------------------
                                   Elbridge T. Gerry, Jr.


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ WILLIAM H. GRAY, III
                                 ---------------------------
                                    William H. Gray, III


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ JUDITH RICHARDS HOPE
                                 ---------------------------
                                  Judith Richards Hope


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ RICHARD J. MAHONEY
                                 ---------------------------
                                    Richard J. Mahoney

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ JOHN R. MEYER
                                 ---------------------------
                                     John R. Meyer


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ THOMAS A. REYNOLDS, JR.
                                 -----------------------------
                                  Thomas A. Reynolds, Jr.


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ JAMES A. SHATTUCK
                                 ---------------------------
                                    James A. Shattuck


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware Corporation (the Railroad), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                 /s/ RICHARD D. SIMMONS
                                 ---------------------------
                                    Richard D. Simmons